POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose her true and lawful attorney-in-fact and agent, with full power in each of them to sign in her name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Susan B. Kerley
Susan B. Kerley	Chairman of the Board and Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ John Y. Kim
John Y. Kim	Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 193e, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Alan R. Latshaw
Alan R. Latshaw	Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Peter Meenan
Peter Meenan	Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Richard H. Nolan, Jr.
Richard H. Nolan, Jr.	Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Richard S. Trutanic
Richard S. Trutanic	Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Roman L. Weil
Roman L. Weil	Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ John A. Weisser, Jr.
John A. Weisser, Jr.	Trustee	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Stephen P. Fisher
Stephen P. Fisher	President	December 14, 2011

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Equity Index Fund with and into the MainStay S&P 500 Index Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Jack R. Benintende
Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer	December 14, 2011